UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2007

AURIGA LABORATORIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-26013	84-1334687
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2029 Century Park East, Suite 1130 Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 282-1600

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7—REGULATION FD

Item 7.01.	Regulation FD Disclosure.

On each of April 17, April 18 and April 19, 2007, Auriga Laboratories, Inc. (the “Company”) will be making presentations to certain members of the investment community and, in connection therewith, will advance a PowerPoint presentation (the “Presentation”) providing certain information about the Company. This Presentation will be made available on the Company’s website at www.aurigalabs.com as soon thereafter as practicable. The Presentation is furnished under this Item 7.01 pursuant to Regulation FD and is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

Exhibit
Number	Document

99.1	Powerpoint Presentation of Auriga Laboratories, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Auriga Laboratories, Inc.
Date: April 17, 2007	By:	/s/ Charles R. Bearchell
Charles R. Bearchell
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Document

99.1	Powerpoint Presentation of Auriga Laboratories, Inc.

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